0© 2020 | A s o f D e c e m b e r 1 0 , 2 0 2 0 Q2 FY21 Investor Presentation EXHIBIT 99.1

1© 2020 | This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information on our “Fiscal Year 2021 Guidance” and three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. Forward-Looking Statements

2© 2020 | Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. In the appendix you will find further explanation of our Non-GAAP Measures, the reasons we believe these Non-GAAP measures are helpful to our investors, and reconciliations of these Non-GAAP measures to the most directly comparable GAAP measures. Use of Non-GAAP Financial Measures

3© 2020 | Broadridge is positioned for long-term, sustainable growth and continued top quartile TSR A global Fintech leader addressing a large and growing market Balanced capital allocation to drive shareholder return Three franchise businesses executing on clear growth strategies

4© 2020 | Broadridge is a global Fintech leader Managing governance process for more than 80% of U.S. shares Powering $10T per day in fixed income and equity trades Distributing more than 6B critical communications each year 80% SHARES $10 TRILLION 6 BILLION Broadridge powers the critical infrastructure behind investing, governance, and communications

5© 2020 | We have a strong track record of delivering growth and value $1,642 $1,742 $1,897 $2,452 $2,612 $2,760 $3,036 $2.25 $2.47 $2.73 $3.13 $4.19 $4.66 $5.03 0 1 2 3 4 5 6 0 500 1000 1500 2000 2500 3000 3500 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 Recurring revenue Adjusted EPS $M except for per share measures FY2014 - FY2020 CAGR 11% Recurring revenue 14% Adjusted EPS 23% Total Shareholder Return1 1. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date

6© 2020 | Technology and operations spend by global banks is over $190 Billion Broadridge has a $46 billion and growing market opportunity $46B CURRENT OPPORTUNITY $19B GOVERNANCE $15B CAPITAL MARKETS $12B WEALTH

7© 2020 | • Building new products like LTX • Enhancing key growth products (e.g. VSM offering), and to meet new regulations (e.g. SRD II solution) • Adding digital capabilities PRODUCT PLATFORM PEOPLE We are committed to ongoing investment that supports future growth • Platform development including for Wealth and Global Post-Trade Management (“GPTM”) • Technology and cloud transformation/infrastructure • Product management capabilities • Enhanced sales distribution • Adding talent in targeted growth areas

8© 2020 | $1.9B RECURRING REVENUE $1.2B RECURRING REVENUE Our recurring revenue is broad based and growing across business segments and product categories INVESTOR COMMUNICATION SOLUTIONS GLOBAL TECHNOLOGY & OPERATIONS $0.2B $1.5B $1.9B Regulatory Customer Communications Issuer Wealth & Investment Management Capital Markets Data-Driven Fund Solutions $157 M $650M $524M $792M $573M $339M All financial metrics are FY20 unless otherwise noted.

9© 2020 | Segment Strategy: Investor Communication Solutions

10© 2020 | ICS Strategy: We will extend our strong and growing Governance franchise Grow End-to-End Issuer Solutions Build Data-Driven Fund Solutions Drive Next-Gen Regulatory Transform Omni-Channel Communications Leading position at the heart of a powerful governance network Recurring revenues of $1.9B and 3-year CAGR of 6% Strong and consistent underlying growth trends Complementary businesses built on deep relationships Track record of digital transformation

11© 2020 | 170M+ Retail shareholder accounts 120,000+ Institutional shareholders 30,000+ Mutual funds and ETFs ISSUERS OF SECURITIES SHAREHOLDERS 200,000+ Financial advisors 9,000+ Corporate issuers REGULATORY BODIES & TRADE ASSOCIATIONS 1,000+ Banks and broker-dealers Our network links investors, asset managers, and issuers across North America INTERMEDIARIES Note: Values are representative of North America

12© 2020 | Regulatory 8% Data-Driven Fund Solutions 12% Issuer Customer Communications 14% -2% Investor Communication Solutions (“ICS”) Segment product breakdown 6% TOTAL ICS 3YR CAGR $0.2B $1.5B $1.9B Regulatory Customer Communications Issuer Data-Driven Fund Solutions $157 M $792M $573M $339M ICS PRODUCT CATEGORIES FY17-FY20 THREE YEAR CAGR $1.9B RECURRING REVENUE All financial metrics are FY20 unless otherwise noted.

13© 2020 | Recurring revenue benefits from the tailwind in position growth… TOTAL U.S. EQUITY AND U.S. MUTUAL FUND & ETF POSITIONS FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 U.S. Equity Positions U.S. Mutual Fund & ETF Positions 8% 10YR CAGR 6% 10YR CAGR

14© 2020 | Which $203 $200 $180 $256 $135 $132 $156 $156 $173 $199 $219 $284 $244 $178 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 ($M) Position growth also supports our high quality but more cyclical event-driven revenue FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY07 - FY13 $180M AVERAGE FY14 – FY20 ($M) FY14 FY 5 FY16 FY17 FY18 FY19 FY20 $208M AVERAGE

Regulatory Update

	Topic	Details
Mutual funds	**Modernization of mutual fund communications "Rule 498B"** **Proposed on 8/5/2020**	• Proposes summary annual, semi-annual reports to replace current long-form reports and eliminates overlapping annual prospectus as part of layered approach • Positive direction for fund industry, individual investors, and Broadridge • Reinforces importance of communications to individual investors, creates simpler and more engaging content, and strong path to digital • Likely neutral to Broadridge. Impacts annual prospectus revenue (~$60M) while creating opportunity to drive more engaging and lower-cost content for funds • Timing and implementation of final rules uncertain but likely 2-3 years • Has not been published into Federal Register as of 10/30/2020
Mutual funds	**Rule 30e-3 "Notice-and-Access"**	• Mutual funds to opt-in shareholders to receive "Notice-and-Access" beginning in January of 2021 • Modestly net positive (higher recurring revenue, lower distribution revenues) • Will be superseded by 498B upon implementation of streamlined reports
Mutual funds	**Mutual fund interim fees**	• Broadridge comment letter in October 2018 laid out the Company's strong track record of value ($400M+ annually) delivered to the mutual fund industry and identified future savings • Since Broadridge's comment letter, fee discussion rolled into proxy working groups (no timeline for issuing a recommendation to the SEC)
Equity proxy	**Proxy Roundtable**	• Currently implementing end-to-end vote confirmation for institutional clients • Little economic impact to Broadridge

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16© 2020 | Segment Strategy: Global Technology & Operations

17© 2020 | GTO Strategy: Grow Capital Markets franchise and continue building next-gen Wealth & Investment Management franchise 1. In equity and fixed income trades processed on average per day Capital Markets Wealth & Investment Management • Leading provider of back office capabilities • Strong set of differentiated component solutions for front- and middle-office • Launching the industry’s only unified front- back technology platform • Growing Integrated Investment Management Suite • Leading global provider of post-trade processing for cash securities • Continued growth driven by evolution of global banks • Launching AI-powered fixed income trading platform

18© 2020 | Capital Markets Wealth & Investment Management 8% 14% Global Technology & Operations (“GTO”) Segment product breakdown 11% TOTAL GTO 3YR CAGR Wealth & Investment Management Capital Markets $650M $524M $1.2B RECURRING REVENUE GTO PRODUCT CATEGORIES FY17-FY20 THREE YEAR CAGR All financial metrics are FY20 unless otherwise noted.

19© 2020 | Broadridge Business Model

20© 2020 | The Broadridge financial model is focused on driving steady revenue growth and consistent earnings per share growth, generated by: Continued margin expansion from our scale and operational efficiencies Balanced capital allocation leveraging our strong free cash flow businesses Investments in our long-term growth strategy Sustainable recurring revenue growth

21© 2020 | $46B ADDRESSABLE MARKET $46B $1B $2B $3B $4B Total Addressable Market Amounts may not sum due to rounding We have a long runway for growth and a high-quality revenue mix… 42% FY17 FY20 REVENUE MIX 65% RECURRING REVENUE $4.5B TOTAL REVENUE $4.1B -3% 7% 58% 65% $3.0B 35% $3B FY20 ■ Recurring Revenue ■ Event-Driven and Distribution Revenue Note: Percentages based on gross revenues before impact of FX 3YR CAGR

22© 2020 | 80 bps annual FY17-20 average Adjusted Operating Income margin expansion Efficiency Contributions from business reengineering and internal growth Digital Margin expansion due to mix shift toward digital M&A Primarily weighted to early-stage businesses Investment Strategic investment aligned with client demand Scale Natural OPEX leverage from a SaaS business ADJUSTED OPERATING INCOME MARGIN …and we have a long history of expanding margins 15.1% 15.9% 17.1% 17.5% FY17 FY18 FY19 FY20

23© 2020 | 119% 109% 106% 118% 98% 85% FY15 FY16 FY27 FY18 FY19 FY20 1. Calculated as Free Cash Flow / Adjusted Net Earnings 2. FY20 drops below 100% Cash Flow Yield due to significant increases in net Client platform spend, defined as net cash spent on new client conversions, including development of platform capabilities. Net client Platform Spend in FY20 was $157M and grew over 100% in FY20 3. Net cash spent on new client conversions, including development of platform capabilities 4. Includes Software Purchases and capitalized internal use software 5. Total share repurchase net of option proceeds 2 HIGH FREE CASH FLOW CONVERSION 1 $0.2B $1.5B $1.9B Dividends & Share Buy Backs5 Client Platform Spend3 & CapEx4 Targeted M&A $0.5B $1.2B $0.8B FY18-FY20 Select Uses of Cash Our capital-light business generates strong free cash flow supporting our balanced capital allocation strategy…

...and allows us to make targeted acquisitions to support growth

TARGETED M&A FY18-FY20



Issuer
Capital Markets
3%
4%
Data-Driven Fund Solutions
42%
50%
Wealth

$802M
M&A SPEND[1]

10%
AVERAGE REVENUE GROWTH[2]

19%
PORTFOLIO IRR[3]

Note: Amounts may not sum due to rounding

1. For acquisitions from FY18-FY20
2. Average CAGR from Broadridge's first full year of ownership to FY'20. Includes all of BR's acquisitions to date
3. IRR for all acquisitions calculated using Broadridge's three-year average EBITDA Trading Multiple (Total Enterprise Value / LTM EBITDA) of ~17.5x as of November 2020

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This simple financial model has produced steady and consistent earnings over time resulting in top quartile TSR growth

	FY14 - FY17 (CAGR)	FY17 - FY20 (CAGR)
Organic Recurring revenue growth[1]	5%	5%
Recurring revenue growth	7%[2]	7%
Adj. Operating Income Margin (bps/ year)	53[2]	80
Adj. Earnings per share growth	12%	12%[3]
Total Shareholder Return[4]	25%	21%

1. Average Organic Recurring revenue growth per year
2. Excluding the NACC acquisition
3. Excluding the impact of the Tax Act. As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%
4. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date

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26© 2020 | NEW 3yr Growth Objectives (CAGR) FY20 – FY23 Organic Recurring revenue growth 5-7% Recurring revenue growth 7-9% Adj. Operating Income Margin expansion (bps/year) 50+ Adj. Earnings per Share Growth 8-12% We set new three-year growth objectives for FY20 – FY23 at Investor Day 2020. This financial model, with consistent earnings, is a winning formula for top quartile TSR

27© 2020 | Guidance – Reaffirmed FY211 Recurring revenue growth 3-6% Total revenue growth 1-4% Adj. Operating Income Margin expansion (bps) ~100 Closed Sales $190–235M Adj. Earnings per Share Growth 6-10% 1. Fiscal year 2021 Guidance as of December 10, 2020 We reaffirmed our full-year guidance for FY21

28© 2020 | First Quarter Fiscal 2021 Results

29© 2020 | Strong First Quarter Fiscal Year 2021 Results ▪ Strong First Quarter Revenue Growth • 8% recurring revenue growth and total revenue growth of 7% • Event-driven revenues returned to normalized level • Recurring revenue growth driven by onboarding of new sales, stock and interim position growth and higher year-over-year equity trading volumes ▪ Record earnings underline impact of continued growth and cost discipline • Diluted EPS rose 17% and Adjusted EPS rose 44% to a first quarter record • Cost realignment initiatives contributed to 390bps of Adjusted Operating income margin improvement in the quarter and will fund additional investments ▪ Momentum in Closed sales underlines sustained strong demand ▪ Updated full year earnings guidance to reflect increased confidence • Fiscal year Adjusted EPS growth guidance narrowed to 6-10% • Recurring revenue outlook now at 3-6% growth • Tough comparables remain for the second half of fiscal year 2021

30© 2020 | Total Revenues $83 $88 $171 $173 $65 $74 $30 $40 FY20 Equity Proxy FY21 Other ICS MF & ETF Interims Customer Comms. $375 $349 +7% Recurring Revenues $313 $332 $349 $375 $703 $40 FY21FY20 $46 Recurring Distribution Event $753 +7% Highlights • Strong 7% recurring revenue growth driven by Net New Business • Stronger mutual funds and equity position growth offset by impact of lower interest rates • Customer communications and fulfillment revenues rose 2% • Event-driven revenues up 13% versus weaker first quarter FY20 – in line with normalized levels Net New Business Internal Growth Organic Recurring Revenue Growth Acquisitions Total Growth 5 pts -1 pt 4% 3 pts 7% Dollars in millions Note: Amounts may not sum due to rounding. First Quarter Fiscal 2021 ICS Results

31© 2020 | Highlights • New client onboardings remain key driver of strong 8% recurring revenue growth • Equity trading volumes continue to lap period of lower volatility, which should continue through 2Q • Benefit of trading volumes offset by comparison to significant license sale in first quarter FY20 Total GTO Revenues $274 $296 FY21FY20 +8% Dollars in millions Net New Business Internal Growth Organic Recurring Revenue Growth Acquisitions Total Growth 5 pts 1 pt 6% 2 pts 8% 1 Reported as “Internal trade growth” and represents the estimate change in trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. FY 20 FY 21 Q1 Q2 Q3 Q4 Q1 Equity Volumes1 (7)% (16)% 28% 27% 20% Internal Growth (0) pt (2) pt 7 pts 5 pts 1 pt First Quarter Fiscal 2021 GTO Results

32© 2020 | ▪ Strong first quarter increases confidence in full year outlook • Benefiting from increased equity, mutual fund, and ETF position growth • Sustained elevated trading volatility in line with expectations • Strong and early execution on planned cost actions • Continued sales momentum ▪ Well positioned for post-pandemic performance and long-term growth • Executing on planned investments in people, platforms, and technology • These investments will position Broadridge to meet accelerating client needs for next-generation mutualization, resiliency, and digital transformation ▪ Continued focus on associate, client, shareholder, and community imperatives supports sustainable growth • Continued emphasis on Service-Profit Chain including increased focus on Diversity, Equity, and Inclusion • 2020 Sustainability Report highlights ESG progress – proud to be named one of Barron’s “100 Most Sustainable Companies” Strong Start to Fiscal Year 2021 Leaves Broadridge Well Positioned for Growth

33© 2020 | ▪ Record first quarter recurring revenue and Adjusted EPS ▪ Event-driven revenues returned to normalized level versus a weaker first quarter fiscal year 2020 ▪ Strong execution on cost alignment initiative coupled with top-line growth helped drive record earnings, and positions us for incremental investments ▪ Investment in people, platforms, and technology expected to accelerate through remainder of year ▪ Updated fiscal year guidance 1 2 3 4 5 Financial Highlights

34© 2020 | First Quarter 2021 Recurring revenues grew 8% to $671 million First Quarter 2021 Total revenues grew 7% to $1,017 million $576M $623M Note: Amounts may not sum due to rounding. +8%+7 pts +3 pts 0 pt (2) pts $1,211M $623M $1,362M $671M +5 pts +1 pt +2 pts 0 pt +7% $1,017M $949M $949M First Quarter 2021 Revenue Growth Drivers

35© 2020 | Dollars in millions, except per share amounts Year-over-Year Change in Operating Income and Adjusted Operating Income Year-over-Year Change in EPS and Adjusted EPS Adjusted Operating Income and Adjusted EPS growth driven by strong recurring and event- driven revenue growth and cost realignment initiatives. First Quarter 2021 Operating Income and EPS

36© 2020 | New Recurring revenue reporting categories As of December 10, 2020

37© 2020 | New Recurring revenue reporting categories • Beginning with the second quarter of fiscal year 2021, Broadridge will change its product line reporting for Recurring revenue categories from the current format as disclosed in its 2020 Annual Report in Note 3 “Revenue Recognition” to the Consolidated Financial Statements. This change and reporting is more aligned with the Company’s growth strategy and how Broadridge manages its business. • On the following slides, you will find reconciliations of the new Recurring revenue categories to the historical reporting categories for the last four fiscal years and the last five fiscal quarters.

38© 2020 | Note: Amounts may not sum due to rounding. Supplemental Reporting Detail - Product Line Reporting

39© 2020 | Recurring revenue reporting categories: FY17 – FY20 Historical Reporting View RECURRING REVENUE REPORTING CATEGORIES GROWTH FY17 FY18 FY19 FY20 3YR CAGR Equities and other $ 729.8 $ 803.6 $ 831.7 $ 996.2 11% Fixed income $ 139.3 $ 154.3 $ 164.6 $ 178.0 9% Total GTO Recurring fee revenues $ 869.1 $ 957.9 $ 996.3 $ 1,174.2 11% Equity proxy $ 382.0 $ 406.8 $ 437.0 $ 473.3 7% Mutual fund and ETF interims $ 198.2 $ 221.4 $ 265.9 $ 284.6 13% Customer communications and fulfillment $ 763.5 $ 760.1 $ 736.4 $ 735.4 -1% Other ICS $ 239.7 $ 265.4 $ 324.8 $ 368.7 15% Total ICS Recurring fee revenues $ 1,583.4 $ 1,653.7 $ 1,764.0 $ 1,862.0 6% New Reporting View RECURRING REVENUE REPORTING CATEGORIES GROWTH FY17 FY18 FY19 FY20 3YR CAGR Capital markets $ 516.9 $ 569.3 $ 590.6 $ 650.2 8% Wealth and investment management $ 352.2 $ 388.6 $ 405.7 $ 524.0 14% Total GTO Recurring fee revenues $ 869.1 $ 957.9 $ 996.3 $ 1,174.2 11% Regulatory $ 624.1 $ 673.3 $ 750.4 $ 792.5 8% Data-driven fund solutions $ 244.1 $ 268.8 $ 303.9 $ 339.4 12% Issuer $ 104.4 $ 117.6 $ 137.1 $ 156.7 14% Customer communications $ 610.8 $ 594.0 $ 572.6 $ 573.4 -2% Total ICS Recurring fee revenues $ 1,583.4 $ 1,653.7 $ 1,764.0 $ 1,862.0 6%

Recurring revenue reporting categories: FY20 by quarter, and Q1 FY21

Historical Reporting View

RECURRING REVENUE REPORTING CATEGORIES	Q1'FY20	Q2'FY20	Q3'FY20	Q4'FY20	FY20	Q1'FY21
Equities and other	$ 230.9	$ 237.2	$ 259.4	$ 268.8	$ 996.2	$ 252.4
Fixed income	$ 43.1	$ 43.7	$ 46.1	$ 45.1	$ 178.0	$ 43.6
Total GTO Recurring fee revenues	**$ 273.9**	**$ 280.9**	**$ 305.5**	**$ 313.9**	**$ 1,174.2**	**$ 296.0**
Equity proxy	$ 29.8	$ 42.2	$ 136.4	$ 264.9	$ 473.3	$ 40.1
Mutual fund and ETF interims	$ 65.3	$ 65.1	$ 87.2	$ 66.9	$ 284.6	$ 73.6
Customer communications and fulfillment	$ 170.9	$ 176.6	$ 208.0	$ 179.9	$ 735.4	$ 173.5
Other ICS	$ 83.2	$ 83.5	$ 97.4	$ 104.6	$ 368.7	$ 88.0
Total ICS Recurring fee revenues	**$ 349.2**	**$ 367.5**	**$ 529.0**	**$ 616.3**	**$ 1,862.0**	**$ 375.2**

New Reporting View

RECURRING REVENUE REPORTING CATEGORIES	Q1'FY20	Q2'FY20	Q3'FY20	Q4'FY20	FY20	Q1'21
Capital markets	$ 148.1	$ 162.1	$ 169.2	$ 170.7	$ 650.2	$ 164.6
Wealth and investment management	$ 125.8	$ 118.8	$ 136.2	$ 143.2	$ 524.0	$ 131.5
Total GTO Recurring fee revenues	**$ 273.9**	**$ 280.9**	**$ 305.5**	**$ 313.9**	**$ 1,174.2**	**$ 296.0**
Regulatory	$ 120.3	$ 130.4	$ 241.5	$ 300.3	$ 792.5	$ 136.4
Data-driven fund solutions	$ 78.6	$ 81.8	$ 88.9	$ 90.1	$ 339.4	$ 82.2
Issuer	$ 15.2	$ 18.3	$ 34.6	$ 88.6	$ 156.7	$ 17.8
Customer communications	$ 135.1	$ 137.1	$ 164.0	$ 137.3	$ 573.4	$ 138.8
Total ICS Recurring fee revenues	**$ 349.2**	**$ 367.5**	**$ 529.0**	**$ 616.3**	**$ 1,862.0**	**$ 375.2**

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41© 2020 | Appendix

42© 2020 | Key Performance Indicators

43© 2020 | Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenue and Recurring fee revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted Diluted earnings per share, Free Cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth, as defined below. Revenues Revenues are primarily generated from fees for processing and distributing investor communications and fees for technology-enabled services and solutions. The Company monitors revenue in each of our two reportable segments as a key measure of success in addressing our clients’ needs. Fee revenues are derived from both recurring and event-driven activity. The level of recurring and event-driven activity the Company processes directly impacts distribution revenues. While event-driven activity is highly repeatable, it may not recur on an annual basis. Event-driven fee revenues are based on the number of special events and corporate transactions the Company processes. Event-driven activity is impacted by financial market conditions and changes in regulatory compliance requirements, resulting in fluctuations in the timing and levels of event-driven fee revenues. Distribution revenues primarily include revenues related to the physical mailing of proxy materials, interim communications, transaction reporting, customer communications and fulfillment services as well as Matrix Financial Solutions, Inc. administrative services. Recurring fee revenue growth represents the Company’s total annual fee revenue growth, less growth from event-driven fee revenues. We distinguish recurring fee revenue growth between organic and acquired: • Organic – We define organic revenue as the recurring fee revenue generated from Net New Business and internal growth. • Acquired – We define acquired revenue as the recurring fee revenue generated from acquired services in the first twelve months following the date of acquisition. This type of growth comes as a result of our strategy to purchase, integrate, and leverage the value of assets we acquire. Revenues and Recurring fee revenue are useful metrics for investors in understanding how management measures and evaluates the Company’s ongoing operational performance. Record Growth and Internal Trade Growth The Company uses select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth in evaluating its business results and identifying trends affecting its business. Record Growth is defined as stock record growth and interim record growth which measure the estimated annual change in total positions eligible for equity proxy materials and mutual fund and exchange traded fund interim communications, respectively, for equities and mutual fund position data reported to Broadridge in both the current and prior year periods. Internal Trade Growth represents the estimated change in trade volumes for Broadridge securities processing clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. Record Growth and Internal Trade Growth are useful non-financial metrics for investors in understanding how management measures and evaluates Broadridge’s ongoing operational performance within its Investor Communication Solutions and Global Technology and Operations reportable segments, respectively.

44© 2020 | Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures

45© 2020 | Non-GAAP Measures Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Covid-19 Related Expenses, (v) the Gain on Sale of a Joint Venture Investment, (vi) the Gain on Sale of Securities, (vii) U.S. Tax Cuts and Jobs Act (“Tax Act”) items and (viii) the Message Automation Limited (“MAL”) investment gain. Amortization of Acquired Intangibles and Purchased Intellectua l Property represents non- cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets to be transferred to IBM and other charges related to the IBM Private Cloud Agreement. Covid-19 Related Expenses represent certain non-recurring expenses associated with the Covid-19 pandemic. The Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017. We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Gain on Sale of a Joint Venture Investment, Covid-19 Related Expenses, Gain on Sale of Securities, Tax Act items and the MAL investment gain from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

46© 2020 | Reconciliation of GAAP to Non-GAAP Measures Note: Amounts may not sum due to rounding. Dollars in millions Three Months Ended September 30, 2020 2019 Operating income (GAAP) $ 78.6 $ 73.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 32.3 28.1 Acquisition and Integration Costs 1.7 2.5 Real Estate Realignment and Covid-19 Related Expenses 31.9 — Software Charge 6.0 — Adjusted Operating income (Non-GAAP) $ 150.6 $ 103.7 Operating income margin (GAAP) 7.7% 7.7 % Adjusted Operating income margin (Non-GAAP) 14.8% 10.9 % Three Months Ended September 30, 2020 2019 Net earnings (GAAP) $ 65.8 $ 55.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 32.3 28.1 Acquisition and Integration Costs 1.7 2.5 Real Estate Realignment and Covid-19 Related Expenses 31.9 — Investment Gain (8.7) — Software Charge 6.0 — Taxable adjustments 63.3 30.6 Tax impact of adjustments (a) (14.6) (6.5) Adjusted Net earnings (Non-GAAP) $ 114.5 $ 80.0 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $9.3 million and $5.7 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2020 and 2019, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. (Unaudited)

47© 2020 | Note: Amounts may not sum due to rounding. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $9.3 million and $5.7 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2020 and 2019, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis.

48© 2020 | Reconciliation of GAAP to Non-GAAP Measures FISCAL YEAR Dollars in millions 2020 2019 2018 2017 Operating income (GAAP) $624.9 $652.7 $598.1 $534.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 122.9 87.4 81.4 72.6 Acquisition and Integration Costs 12.5 6.4 8.8 19.1 IBM Private Cloud Charges 32.0 - - - Covid-19 Related Expenses 2.4 - - - Adjusted Operating income (Non-GAAP) $794.8 $746.5 $688.2 $625.7 Operating income margin (GAAP) 13.8% 15.0% 13.8% 12.9% Adjusted Operating income margin (Non-GAAP) 17.5% 17.1% 15.9% 15.1% (Unaudited) Note: Amounts may not sum due to rounding.

49© 2020 | Reconciliation of GAAP to Non-GAAP Measures FISCAL YEAR Dollars in millions 2020 2019 2018 2017 Net Earnings (GAAP) $462.5 $482.1 $427.9 $326.8 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 122.9 87.4 81.4 72.6 Acquisition and Integration Costs 12.5 6.4 8.8 19.1 IBM Private Cloud Charges 32.0 - - - Covid-19 Related Expenses 2.4 - - - Gain on Sale of a Joint Venture Investment (6.5) - - - Gain on Sale of Securities - - (5.5) - Taxable adjustments 163.4 93.8 84.7 91.7 Tax Act items - - 15.4 - MAL investment gain - - - (9.3) Tax impact of adjustments (a) (37.4) (22.3) (23.9) (30.9) Adjusted Net earnings (Non-GAAP) $588.5 $553.6 $504.1 $378.3 (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2020, 2019, and 2018, respectively, as well as the net $15.4 million charges associated with the Tax Act for the fiscal year ended June 30, 2018. In addition, for the fiscal year ended June 30, 2017, calculated using the GAAP effective tax rate as adjusted to exclude $9.3 million of MAL investment gain. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding.

50© 2020 | Reconciliation of GAAP to Non-GAAP Measures FISCAL YEAR Dollars in millions, except per share amounts 2020 2019 2018 2017 Diluted earning per share (GAAP) $3.95 $4.06 $3.56 $2.70 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 1.05 0.74 0.68 0.60 Acquisition and Integration Costs 0.11 0.05 0.07 0.16 IBM Private Cloud Charges 0.27 - - - Covid-19 Related Expenses 0.02 - - - Gain on Sale of a Joint Venture Investment (0.06) - - - Gain on Sale of Securities - - (0.05) - Taxable adjustments 1.40 0.79 0.70 0.76 Tax Act items - - 0.13 - MAL investment gain - - - (0.08) Tax impact of adjustments (a) (0.32) (0.19) (0.20) (0.26) Adjusted earnings per share (Non-GAAP) $5.03 $4.66 $4.19 $3.13 (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2020, 2019, and 2018, respectively, as well as the net $15.4 million charges associated with the Tax Act for the fiscal year ended June 30, 2018. In addition, for the fiscal year ended June 30, 2017, calculated using the GAAP effective tax rate as adjusted to exclude $9.3 million of MAL investment gain. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding.

51© 2020 | Reconciliation of GAAP to Non-GAAP Measures FISCAL YEAR Dollars in millions 2020 2019 2018 2017 2016 2015 2014 Net cash flows provided by operating activities (GAAP) $598.2 $617.0 $693.6 $515.9 $437.7 $431.4 $387.7 Capital expenditures and Software purchases and capitalized internal use software (98.7) (72.6) (97.9) (113.7) (75.5) (66.0) (53.4) Free cash flow (Non-GAAP) $499.5 $544.4 $595.7 $402.2 $362.2 $365.4 $334.3 (Unaudited) Note: Amounts may not sum due to rounding.

Reconciliation of Non-GAAP to GAAP Measures – Fiscal Year 2021 Guidance

(Unaudited)

	FISCAL YEAR 2021
	Adjusted Earnings Per Share Growth and Adjusted Operating Income Margin
FY21 Adjusted Earnings Per Share Growth Rate (a)	
Diluted earnings per share - GAAP	5 - 12% growth
Adjusted earnings per share - Non-GAAP	6 - 10% growth
FY21 Adjusted Operating Income Margin (b)	
Operating income margin % - GAAP	Increase of ~180 bps
Adjusted Operating income margin % - Non-GAAP	Increase of ~100 bps

(a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gain and Software Charge, and is calculated using diluted shares outstanding. Fiscal year 2021 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.15 per share.

(b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, and Software Charge. Fiscal year 2021 Non-GAAP Adjusted Operating income margin guidance estimates exclude, net of taxes, approximately $142 million.

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53© 2020 | Elsa Ballard Tel: 212-973-6197 Email: Elsa.Ballard@Broadridge.com W. Edings Thibault Tel: 516-472-5129 Email: Edings.Thibault@Broadridge.com Broadridge Investor Relations Contacts